
                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     Ticketmaster Online - CitySearch, Inc.
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             (Exact name of Registrant as specified in its charter)

             Delaware                                      95-4546874
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


790 E. Colorado Boulevard, Suite 200, Pasadena, CA              91101
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(Address of principal executive offices)                       (Zip Code)

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
If this form relates to the registration of a class    If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the         of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to              Exchange Act and is effective pursuant to
General Instruction A.(c), please check the            General Instruction A.(d), please check the
following box. [_]                                     following box. [X]

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
Securities Act registration statement file number to which this form relates:    333-64855
                                                                                 ---------
                                                                 (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                CLASS B COMMON STOCK, PAR VALUE $0.01 PER SHARE
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                                (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to Description of Capital Stock section of Amendment No. 2 to the Registrant's registration statement on Form S-1 filed with the Securities and Exchange Commission on November 6, 1998 (File No. 333-64855) (the "S-1 Registration Statement").

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this registration statement:

          1./1/ Amended and Restated Certificate of Incorporation, as currently in effect.

          2./2/ Amended and Restated Certificate of Incorporation, to be filed immediately following the consummation of the offering.

          3./3/     Amended and Restated Bylaws.

          4./4/     Specimen Class B Common Stock Certificate.

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/1/   Incorporated by reference to Exhibit 3.1 to the S-1 Registration
      Statement.

/2/   Incorporated by reference to Exhibit 3.2 to the S-1 Registration
      Statement.

/3/   Incorporated by reference to Exhibit 3.3 to the S-1 Registration
      Statement.

/4/   Incorporated by reference to Exhibit 4.1 to the S-1 Registration
      Statement.

                                      -2-
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                                   SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 6, 1998


                              TICKETMASTER ONLINE - CITYSEARCH, INC.


                              By: /s/ Bradley O. Ramberg
                                 ---------------------------------------
                                 Bradley O. Ramberg
                                 Chief Financial Officer,
                                 Vice President, Finance
                                 and Administration and Secretary